331 Treble Cove Road North Billerica, MA 01862	800.362.2668 www.lantheus.com
Lantheus Holdings, Inc. Reports 2017 Third Quarter Financial Results; Exceeds Third Quarter and Raises Full-Year 2017 Guidance

▪	Posts Q3 revenue of $79.9 million, up 9.4% from prior year; net income of $8.5 million and Adjusted EBITDA of $22.6 million

▪	DEFINITY® worldwide revenues increase 15.7% over prior year period
NORTH BILLERICA, Mass., November 2, 2017 - Lantheus Holdings, Inc. (the “Company”) (NASDAQ: LNTH), parent company of Lantheus Medical Imaging, Inc. (“LMI”), a global leader in the development, manufacture and commercialization of innovative diagnostic imaging agents and products, today reported financial results for its third quarter ended September 30, 2017.
The Company’s worldwide revenues for the third quarter of 2017 totaled $79.9 million. This represents an increase of 9.4% compared to $73.1 million for the prior year period, and exceeds third quarter guidance of $75 million to $78 million. Revenue results were driven by 15.7% growth in worldwide sales of DEFINITY®, 7.4% growth in worldwide sales of TechneLite® and 15.7% growth in worldwide sales of Xenon compared to the third quarter of 2016.
Net income for the third quarter of 2017 totaled $8.5 million, or $0.22 per diluted share, compared to $4.2 million, or $0.13 per diluted share, for the third quarter of 2016. The increase is primarily attributable to DEFINITY and Xenon revenue growth and lower interest expense related to the refinancing of debt in March 2017 and voluntary prepayments made during September and November 2016. This was partially offset by increased operating expenses for sales and marketing as well as costs related to strategic initiatives.
The Company’s third quarter 2017 Adjusted EBITDA (as outlined in the GAAP to non-GAAP reconciliation provided below) was $22.6 million, or 28.3% of revenues. This compares to $18.7 million, or 25.6% of revenues, for the prior year period, and exceeded the previously provided third quarter guidance of $17 million to $19 million. Third quarter results were driven by DEFINITY and Xenon revenue growth, partially offset by sales and marketing expenses attributable to sales growth in DEFINITY as well as costs related to strategic initiatives.
“With revenue up $6.8 million and Adjusted EBITDA up $3.9 million year-over-year, we delivered solid results, again exceeding our quarterly guidance,” commented Mary Anne Heino, President and CEO. “Continued double-digit growth of our echocardiography imaging agent, DEFINITY, complemented by higher contracted volumes of TechneLite and Xenon, drove our results this quarter. As a result of our strong performance, we are raising our full-year guidance. Our priority for the final quarter of the year is to continue to build on our operational success while advancing strategic initiatives to drive long-term growth.”
Outlook
The Company has increased its full-year 2017 worldwide revenue guidance range to $323 million to $325 million from previous guidance of $318 million to $322 million. The Company has also increased its full-year 2017 guidance range for Adjusted EBITDA, as described in the GAAP to non-GAAP reconciliation provided later in this release, to $86 million to $88 million from previous guidance of $82 million to $85 million, a margin of 26.5% to 27.2% of worldwide revenues.

The full-year guidance for both revenue and Adjusted EBITDA excludes the impact of a $5.0 million up-front payment received in the second quarter of 2017 from GE Healthcare under the flurpiridaz F 18 collaboration and license agreement.
The Company’s guidance for worldwide revenues and Adjusted EBITDA are forward-looking statements. They are subject to various risks and uncertainties that could cause the Company’s actual results to differ materially from guidance. Forward-looking statements are not predictions of the Company’s actual performance. See the cautionary information about forward-looking statements in the “Safe-Harbor Statement” section of this press release.
Internet Posting of Information
The Company routinely posts information that may be important to investors in the “Investors” section of its website at www.lantheus.com. The Company encourages investors and potential investors to consult its website regularly for important information about the Company.
Conference Call and Webcast
As previously announced, the Company will host a conference call starting at 4:30 p.m. Eastern Time today. To access the live conference call via telephone, please dial 1-866-498-8390 (U.S. callers) or 1-678-509-7599 (international callers) and provide passcode 8783209. A live audio webcast of the call also will be available in the Investors section of the Company’s website at www.lantheus.com.
A replay of the audio webcast will be available in the Investors section of our website at www.lantheus.com approximately two hours after completion of the call and will be archived for 30 days.
The conference call will include a discussion of non-GAAP financial measures. Reference is made to the most directly comparable GAAP financial measures, the reconciliation of the differences between the two financial measures, and the other information included in this press release, our Form 8-K filed with the SEC today, or otherwise available in the Investor Relations section of our website located at www.lantheus.com.
The conference call may include forward-looking statements. See the cautionary information about forward-looking statements in the safe-harbor section of this press release.
About Lantheus Holdings, Inc. and Lantheus Medical Imaging, Inc.
Lantheus Holdings, Inc. is the parent company of LMI, a global leader in the development, manufacture and commercialization of innovative diagnostic imaging agents and products. LMI provides a broad portfolio of products, including the echocardiography contrast agent DEFINITY® Vial for (Perflutren Lipid Microsphere) Injectable Suspension; TechneLite® (Technetium Tc99m Generator), a technetium-based generator that provides the essential medical isotope used in nuclear medicine procedures; and Xenon (Xenon Xe 133 Gas), an inhaled radiopharmaceutical imaging agent used to evaluate pulmonary function and for imaging the lungs. The Company is headquartered in North Billerica, Massachusetts with offices in Puerto Rico and Canada. For more information, visit www.lantheus.com.

Non-GAAP Financial Measures
The Company uses non-GAAP financial measures, such as revenues excluding the impact of foreign currency; adjusted operating income; adjusted net income; Adjusted EBITDA; adjusted net income per share - diluted; and free cash flow. The Company’s management believes that the presentation of these measures provides useful information to investors. These measures may assist investors in evaluating the Company’s operations, period over period. The measures may exclude such items which may be highly variable, difficult to predict and of a size that could have substantial impact on the Company’s reported results of operations for a period. Management uses these and other non-GAAP measures internally for evaluation of the performance of the business, including the allocation of resources and the evaluation of results relative to employee performance compensation targets. Investors should consider these non-GAAP measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP.
Safe Harbor for Forward-Looking and Cautionary Statements
This press release contains “forward-looking statements” as defined under U.S. federal securities laws, including statements about our 2017 outlook. Forward-looking statements may be identified by their use of terms such as anticipate, believe, confident, could, estimate, expect, intend, may, plan, predict, project, target, will and other similar terms. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to materially differ from those described in the forward- looking statements. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Risks and uncertainties that could cause our actual results to materially differ from those described in the forward-looking statements are discussed in our filings with the Securities and Exchange Commission (including those described in the Risk Factors section in our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q). This press release includes forward-looking non-GAAP guidance for 2017 Adjusted EBITDA. No reconciliation of this forward-looking non-GAAP guidance was included in this press release because, due to the high variability and difficulty in making accurate forecasts and projections of some of the excluded information, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable efforts.

– Tables Follow –

Lantheus Holdings, Inc.
Consolidated Statements of Operations
(in thousands, except per share data – unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Revenues	$79,941	$73,063	$250,137	$227,503
Cost of goods sold	41,414	39,382	125,901	124,370
Gross profit	38,527	33,681	124,236	103,133
Operating expenses
Sales and marketing	10,075	8,706	31,892	27,856
General and administrative	12,076	10,091	35,549	28,842
Research and development	3,554	2,849	14,149	8,493
Total operating expenses	25,705	21,646	81,590	65,191
Gain on sales of assets	—	(560)	—	(6,505)
Operating income	12,822	12,595	42,646	44,447
Interest expense	4,442	6,792	14,147	20,799
Debt retirement costs	—	1,415	—	1,415
Loss on extinguishment of debt	—	—	2,161	—
Other (income) expense	(908)	148	(2,037)	(317)
Income before income taxes	9,288	4,240	28,375	22,550
Provision for income taxes	762	20	2,116	657
Net income	$8,526	$4,220	$26,259	$21,893
Net income per common share outstanding:
Basic	$0.23	$0.14	$0.71	$0.71
Diluted	$0.22	$0.13	$0.67	$0.71
Weighted-average common shares outstanding:
Basic	37,393	31,221	37,174	30,658
Diluted	39,121	32,402	38,971	31,049

Lantheus Holdings, Inc.
Consolidated Segment Revenues Analysis
(in thousands – unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2017	2016	% Change	2017	2016	% Change
United States
DEFINITY	$36,901	$32,007	15.3%	$113,035	$95,497	18.4%
TechneLite	22,621	20,906	8.2%	69,150	64,282	7.6%
Xenon	7,726	6,675	15.7%	23,709	21,620	9.7%
Other	2,331	3,033	(23.1)%	12,812	11,288	13.5%
Total United States	69,579	62,621	11.1%	218,706	192,687	13.5%
International
DEFINITY	828	597	38.7%	2,534	2,002	26.6%
TechneLite	3,735	3,627	3.0%	10,750	10,339	4.0%
Xenon	—	2	(100.0)%	4	5	(20.0)%
Other	5,799	6,216	(6.7)%	18,143	22,470	(19.3)%
Total International	10,362	10,442	(0.8)%	31,431	34,816	(9.7)%
Worldwide
DEFINITY	37,729	32,604	15.7%	115,569	97,499	18.5%
TechneLite	26,356	24,533	7.4%	79,900	74,621	7.1%
Xenon	7,726	6,677	15.7%	23,713	21,625	9.7%
Other	8,130	9,249	(12.1)%	30,955	33,758	(8.3)%
Total Revenues	$79,941	$73,063	9.4%	$250,137	$227,503	9.9%

Lantheus Holdings, Inc.
Supplemental Revenue Information
(unaudited)

	September 30, 2017
	Quarter to Date Sales Growth/(Decline)
	Domestic As Reported	Int’l Constant Currency	Int’l As Reported	Total Constant Currency	Total As Reported
Products
DEFINITY	15.3%	34.3%	38.7%	15.6%	15.7%
TechneLite	8.2%	(0.1)%	3.0%	7.0%	7.4%
Xenon	15.7%	(100.0)%	(100.0)%	15.7%	15.7%
Other	(23.1)%	(6.0)%	(6.7)%	(11.7)%	(12.1)%
Total Revenues	11.1%	(1.7)%	(0.8)%	9.3%	9.4%

	September 30, 2017
	Year to Date Sales Growth/(Decline)
	Domestic As Reported	Int’l Constant Currency	Int’l As Reported	Total Constant Currency	Total As Reported
Products
DEFINITY	18.4%	25.5%	26.6%	18.5%	18.5%
TechneLite	7.6%	3.1%	4.0%	7.0%	7.1%
Xenon	9.7%	(20.0)%	(20.0)%	9.7%	9.7%
Other	13.5%	(19.1)%	(19.3)%	(8.2)%	(8.3)%
Total Revenues	13.5%	(9.9)%	(9.7)%	9.9%	9.9%

Lantheus Holdings, Inc.
Reconciliation of Revenues to Revenues Excluding the Impact of Foreign Currency
(in thousands – unaudited)

	Three Months Ended September 30, 2017		Nine Months Ended September 30, 2017
	International Revenues	Total Revenues	International Revenues	Total Revenues
Revenues	$10,362	$79,941	$31,431	$250,137
Currency impact as compared to prior period	(96)	(96)	(73)	(73)
Revenues, excluding the impact of foreign currency	$10,266	$79,845	$31,358	$250,064

Lantheus Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands – unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Operating income	$12,822	$12,595	$42,646	$44,447
Reconciling items impacting operating income:
Campus consolidation costs including depreciation	797	—	5,779	—
Offering and other costs	73	—	602	—
Non-recurring refinancing related fees	—	—	1,721	—
Gain on sale of assets	—	(560)	—	(6,505)
Adjusted operating income	$13,692	$12,035	$50,748	$37,942
Adjusted operating income, as a percentage of revenues	17.1%	16.5%	20.3%	16.7%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Net income	$8,526	$4,220	$26,259	$21,893
Reconciling items impacting operating expenses:
Campus consolidation costs including depreciation	797	—	5,779	—
Offering and other costs	73	—	602	—
Non-recurring refinancing related fees	—	—	1,721	—
Gain on sale of assets	—	(560)	—	(6,505)
Reconciling items impacting non-operating expenses:
Loss on debt extinguishment and retirement costs	—	1,415	2,161	1,415
Adjusted net income	$9,396	$5,075	$36,522	$16,803
Adjusted net income, as a percentage of revenues	11.8%	6.9%	14.6%	7.4%

Lantheus Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data – unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Net income per share - diluted	$0.22	$0.13	$0.67	$0.71
Reconciling items impacting operating expenses:
Campus consolidation costs including depreciation	$0.02	$—	$0.15	$—
Offering and other costs	$—	$—	$0.02	$—
Non-recurring refinancing related fees	$—	$—	$0.04	$—
Gain on sale of assets	$—	$(0.02)	$—	$(0.21)
Reconciling items impacting non-operating expenses:
Loss on debt extinguishment and retirement costs	$—	$0.04	$0.06	$0.05
Adjusted net income per share - diluted	$0.24	$0.15	$0.94	$0.55
Weighted-average common shares outstanding - diluted	39,121	32,402	38,971	31,049

Lantheus Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands – unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Net income	$8,526	$4,220	$26,259	$21,893
Interest expense, net	4,437	6,786	14,134	20,782
Provision for income taxes (a)	272	(176)	646	25
Depreciation	2,102	2,157	10,066	6,386
Amortization of intangible assets	1,646	2,083	4,953	6,278
EBITDA	16,983	15,070	56,058	55,364
Stock and incentive plan compensation	1,933	1,248	4,735	2,736
Asset write-off (b)	911	242	2,184	1,088
Severance and recruiting costs (c)	666	455	1,033	1,886
Offering and other costs(d)	73	—	602	9
Campus consolidation costs	408	—	1,101	—
Debt refinancing costs	—	—	1,721	—
Extinguishment of debt and debt retirement costs	—	1,415	2,161	1,415
Gain on sales of assets	—	(560)	—	(6,505)
New manufacturer costs (e)	1,639	805	3,616	2,451
Adjusted EBITDA	$22,613	$18,675	$73,211	$58,444
Adjusted EBITDA, as a percentage of revenues	28.3%	25.6%	29.3%	25.7%

(a)	Represents provision for income taxes, less tax indemnification associated with BMS.

(b)	Represents non-cash losses incurred associated with the write-down of inventory and write-off of long-lived assets.

(c)	The amounts consist of severance and recruitment costs related to employees, executives and directors.

(d)	Represents offering costs incurred on behalf of certain shareholders pursuant to a registration rights agreement and other non-recurring costs.

(e)	Represents internal and external costs associated with establishing new manufacturing sources for our commercial and clinical candidate products.

Lantheus Holdings, Inc.
Reconciliation of Free Cash Flow
(in thousands – unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Net cash provided by operating activities	$15,600	$15,446	$41,691	$36,861
Capital expenditures	(3,288)	(2,588)	(11,589)	(4,976)
Free cash flow	$12,312	$12,858	$30,102	$31,885

Lantheus Holdings, Inc.
Condensed Consolidated Balance Sheets
(in thousands – unaudited)

	September 30, 2017	December 31, 2016
Assets
Current assets
Cash and cash equivalents	$68,077	$51,178
Accounts receivable, net	41,713	36,818
Inventory	23,032	17,640
Other current assets	3,789	5,183
Total current assets	136,611	110,819
Property, plant & equipment, net	94,516	94,187
Intangibles, net	12,645	15,118
Goodwill	15,714	15,714
Other long-term assets	21,535	20,060
Total assets	$281,021	$255,898
Liabilities and Stockholders’ Deficit
Current liabilities
Current portion of long-term debt	$2,750	$3,650
Revolving line of credit	—	—
Accounts payable	18,756	18,940
Accrued expenses and other liabilities	24,581	21,249
Total current liabilities	46,087	43,839
Asset retirement obligations	10,151	9,370
Long-term debt, net	265,523	274,460
Other long-term liabilities	37,176	34,745
Total liabilities	358,937	362,414
Stockholders’ deficit	(77,916)	(106,516)
Total liabilities and stockholders’ deficit	$281,021	$255,898

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CONTACTS:
Investors
Gary Santo
Head of Capital Markets and Investor Relations
978-671-8960
Media
Meara Murphy
Director, Investor Relations and Corporate Communications
978-671-8508